Exhibit 10.2

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT, dated as of January 14, 2022 (this “Amendment”), among SCOPUS BIOPHARMA INC., a Delaware corporation (the “Company”) and the holder signatory hereto (the “Holder”). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Registration Rights Agreement, as defined herein.

W I T N E S S E T H:

WHEREAS, on November 21, 2021, the Company entered into the Registration Rights Agreement, (the “Existing Registration Rights Agreement”) with the holders identified on the signature pages thereto (collectively, the “Holders”); and

WHEREAS, the Company has requested that the Holder, severally and not jointly with the other Holders, amend the Existing Registration Rights Agreement as more specifically set forth herein and amendments entered into by the other Holders (the Existing Registration Rights Agreement, as amended by this Amendment, and as the same may be amended, restated, modified and/or supplemented from time to time being referred to as the “Registration Rights Agreement”);

NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

ARTICLE 1. AMENDMENTS. Effective as of the date hereof, the Existing Registration Rights Agreement shall be amended in the manner set forth below.

(a)               Section 1

(i)                 The definition of “Effectiveness Date” in Section 1 is hereby amended to replace the existing definition with the following:

““Effectiveness Date” means, with respect to the Registration Statement required to be filed hereunder, February 15, 2022 (or, in the event of a “full review” by the Commission, the 10th day following the date the Company is notified by the Commission that the Registration Statement will not be reviewed and is no longer subject to further review and comment, provided, that, if such 10th day is on or after February 14, 2022, the Effectiveness Date shall be no earlier than April 1, 2022, and with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the 60th calendar day following the date on which an additional Registration Statement is required to be filed hereunder; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.”

ARTICLE 2. MISCELLANEOUS.

2.1              Counterparts. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. A photocopied, facsimile or pdf signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

2.2              Ratification. Except as set forth in Article 1, no amendment is intended hereby. The Existing Registration Rights Agreement, as amended by this Amendment, and the other agreements, documents and instruments delivered in connection with the Existing Registration Rights Agreement (and/or in connection with this Amendment) are, and shall continue to be, in full force and effect, and each of the parties hereto hereby confirms, approves and ratifies in all respects the Existing Registration Rights Agreement, as amended by this Amendment, and each of the other agreements, documents and instruments delivered in connection with the Existing Registration Rights Agreement (and/or in connection with this Amendment).

2.3              WAIVER OF JURY TRIAL. WITHOUT LIMITING IN ANY WAY SECTION 5.22 OF THE PURCHASE AGREEMENT, IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

2.4              GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

2.5              References. From and after the effective date of this Amendment, each reference in the Registration Rights Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import, and all references to the Registration Rights Agreement in any and all agreements, instruments, certificates and other documents relating to the Registration Rights Agreement, shall be deemed to mean the Registration Rights Agreement as modified and amended by this Amendment and as the same may be further amended, modified or supplemented in accordance with the terms thereof.

[Signature pages follow]

[Signature Page to Amendment No. 1 to the Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective, duly authorized officers as of the date first above written.

SCOPUS BIOPHARMA INC.

By:
Name:
Title:

[Holder Signature Page follows]

[Signature Page to Amendment No. 1 to the Registration Rights Agreement]

[SIGNATURE PAGE OF HOLDERS TO scps RRA Amendment]

Name of Holder: __________________________

Signature of Authorized Signatory of Holder: __________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

[SIGNATURE PAGES CONTINUE]

[Signature Page to Amendment No. 1 to the Registration Rights Agreement]